Exhibit 10.118

Award Number:

CLEAN ENERGY FUELS CORP.
2016 PERFORMANCE INCENTIVE PLAN
NOTICE OF STOCK UNIT AWARD

You (the “Grantee”) have been granted an award of Stock Units (the “Award”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Name of Awardee:

Total Number of Stock Units Awarded:

Grant Date:

Vesting Completion Date:

Vesting Schedule:
[This Award will become vested as to 34% of the total number of Stock Units subject to the Award on [________________] (the “Vesting Date”), subject to continued employment or service through such vesting date. The remaining 66% of the total number of Stock Units subject to the Award will become vested in two equal annual installments on the first two anniversaries of the Vesting Date, subject to continued employment or service through each such vesting date.

Notwithstanding the foregoing, if the Grantee’s employment or services is terminated by the Corporation or any Subsidiary without Cause prior to the Vesting Completion Date, 100% of the total number of Stock Units subject to the Award will become vested.

Notwithstanding the foregoing, if the Grantee’s employment or services is terminated due to the Grantee’s death or Total Disability prior to the Vesting Completion Date, 100% of the total number of Stock Units subject to the Award will become vested.

Notwithstanding the foregoing, in the event of a Change in Control prior to the Vesting Completion Date where any portion of the Award is substituted, assumed, exchanged or otherwise continued in the transaction, 100% of the total number of Stock Units subject to the Award will become vested immediately upon the first to occur of (i) the Grantee’s termination of employment or services by the Corporation, the successor entity or any Subsidiary without Cause within twelve (12) months after the Change in Control and (ii) the Grantee terminating his or her service to the Corporation, the successor entity or any Subsidiary for Good Reason within twelve (12) months after the Change in Control. The vesting provided by this section is in addition to, and not in lieu of, the vesting provided for a termination without Cause above.

“Change in Control” means (1) Any “person” (as defined or referred to in Section 3(a)(9) and/or 13(d)(1), et seq. of the Securities Exchange Act of 1934, as amended, and the associated rules of the Securities and Exchange Commission promulgated thereunder), other than an existing shareholder of the Corporation as of January 1, 2006, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Corporation representing forty percent (40%) or more of the combined voting power of the Corporation’s then outstanding securities, or (2) a merger or consolidation of the Corporation in which its voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities that represent, a majority of the combined voting power of all voting securities of the surviving entity immediately after the merger or consolidation, or (3) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation or a liquidation or dissolution of the Corporation, or (4) individuals who, as of the Grant Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that, other than in connection with an actual or threatened proxy contest, any individual who becomes a director subsequent to the Grant Date, whose election, or nomination for election by the stockholders of the Corporation, was approved by the vote of at least a majority of the directors then in office shall be deemed a member of the Incumbent Board.

“Cause” means, with respect to the Grantee’s Termination of Service by the Corporation, the successor entity or any Subsidiary, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Corporation, the successor entity or any Subsidiary, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Corporation, the successor entity or any Subsidiary; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Corporation, the successor entity or any Subsidiary; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Change in Control, such definition of “Cause” shall not apply until a Change in Control actually occurs.

“Good Reason” means, with respect to the Grantee’s Termination of Service by the Grantee, that such termination is for “Good Reason” as such term (or words of like import) is used in a then-effective written agreement between the Grantee and the Corporation, the successor entity or any Subsidiary, or in the absence of such then-effective written agreement and definition, is based on a material diminution of either the Grantee’s duties or base annual salary.

“Termination of Service” means the Grantee ceases to be employed by or ceases to provide services to the Corporation, the successor entity or any Subsidiary.

“Total Disability” means a “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator).]

2

______________________________________________________________________________
By your signature and the Corporation’s signature below, you and the Corporation agree that the Award is granted under and governed by the terms and conditions of the Corporation's 2016 Performance Incentive Plan (the “Plan”) and the Terms and Conditions of Stock Unit Award (the “Terms”), which are attached and incorporated herein by this reference. This Notice of Stock Unit Award, together with the Terms, will be referred to as your Award Agreement. The Award has been granted to you in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to you. Capitalized terms are defined in the Plan if not defined herein or in the Terms. You acknowledge receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.
______________________________________________________________________________

_______________________________________	_____________________
CLEAN ENERGY FUELS CORP.	Date
________________________________________	______________________
[Grantee Name]	Date

3

Exhibit 10.118

CLEAN ENERGY FUELS CORP.
2016 PERFORMANCE INCENTIVE PLAN
TERMS AND CONDITIONS OF STOCK UNIT AWARD

1.Grant of Stock Units.
(a)    General. These Terms and Conditions of Stock Unit Award (these “Terms”) apply to a particular stock unit award (the “Award”) if incorporated by reference in the Notice of Stock Unit Grant (the “Grant Notice”) corresponding to that particular grant. The recipient of the Award identified in the Grant Notice is referred to as the “Grantee.” The effective date of grant of the Award as set forth in the Grant Notice is referred to as the “Date of Grant.” The Award was granted under and subject to the Clean Energy Fuels Corp. 2016 Performance Incentive Plan (the “Plan”). The number of shares covered by the Award are subject to adjustment under Section 7.1 of the Plan. Capitalized terms are defined in the Plan if not defined herein. The Award has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. The Grant Notice and these Terms are collectively referred to as the “Award Agreement” applicable to the Award.
(b)    Stock Units. As used herein, a “Stock Unit” is a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent in value to one outstanding share of Common Stock of the Corporation. The Stock Units shall be used solely as a device for the determination of any payment to eventually be made to the Grantee if and when such Stock Units vest pursuant to Section 2. The Stock Units create no fiduciary duty to the Grantee and shall create only a contractual obligation on the part of the Corporation to make payments, subject to vesting and the other terms and conditions hereof, as provided in Section 6 below. The Stock Units shall not be treated as property or as a trust fund of any kind. No assets have been secured or set aside by the Corporation with respect to the Award and, if amounts become payable to the Grantee pursuant to this Award Agreement, the Grantee’s rights with respect to such amounts shall be no greater than the rights of any general unsecured creditor of the Corporation.
2.Vesting. As set forth in the Grant Notice, this Award shall vest and become earned in percentage installments, subject to earlier termination or acceleration and subject to adjustment as provided in the Award Agreement and in the Plan. The Award may be subject to time and/or performance-based vesting conditions, as set forth in the Grant Notice. Continued employment will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights or benefits in connection with the end of a performance period to the extent the related performance condition(s) are not satisfied.
3.Continuance of Employment/Service Required; No Employment/Service Commitment. The vesting schedule applicable to the Award requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Award Agreement. Except as provided in the Grant Notice, employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 7 below or under the Plan.
Nothing contained in this Award Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, affects the Grantee’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee’s other compensation. Nothing in this Award Agreement, however, is intended to adversely affect any independent contractual right of the Grantee without his/her consent thereto.
4.Dividend and Voting Rights.
(a)    Limitations on Rights Associated with Units. The Grantee shall have no rights as a stockholder of the Corporation, no dividend rights (except as expressly provided in Section 4(b) hereof) and no voting rights with respect to the Stock Units or any shares of Common Stock issuable in respect of such Stock Units, until shares of Common Stock are actually issued to and held of record by the Grantee. No adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of the stock certificate evidencing the shares.
(b)    Dividend Equivalent Reinvestment. As of each date that the Corporation pays an ordinary cash dividend on its outstanding Common Stock for which the related record date occurs after the Date of Grant and prior to the date all Stock Units subject to the Award have either been paid or have terminated, the Corporation shall credit the Grantee with an additional number of Stock Units equal to (a) the amount of the ordinary cash dividend paid by the Corporation on a single share of Common Stock on that date, multiplied by (b) the number of Stock Units subject to the Award outstanding and unpaid as of such record date (including any Stock Units previously credited under this Section 4(b) and with such total number subject to adjustment pursuant to Section 7.1 of the Plan), divided by (c) the closing price of a share of Common Stock on that date. Any Stock Units credited pursuant to the foregoing provisions of this Section 4(b) will be subject to the same vesting, payment, termination and other terms, conditions and restrictions as the original Stock Units to which they relate. No crediting of Stock Units will be made pursuant to this Section 4(b) with respect to any Stock Units which, as of the related record date, have either been paid or have terminated.
5.Restrictions on Transfer. Prior to the time the Stock Units are vested and paid, neither the Stock Units comprising the Award nor any interest therein or amount payable in respect thereof may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily, other than by will or the laws of descent and distribution.
6.Timing and Manner of Payment of Stock Units. Except as otherwise provided in the Grant Notice, the Stock Units subject to this Award Agreement shall be paid in an equivalent number of whole shares of Common Stock (with any fractional Stock Units credited in respect of the Stock Units rounded to the nearest whole share) promptly after becoming vested (and in all events not later than the first March 15 following the year in which such Stock Units became vested) in accordance with the terms hereof. Each such payment of Stock Units shall be subject to the tax withholding provisions of Section 9 hereof and Section 8.5 of the Plan and subject to adjustment as provided in Section 7.1 of the Plan and shall be in complete satisfaction of such vested Stock Units. The Grantee or any other person entitled under the Plan to receive a payment of shares of Common Stock shall deliver to the Corporation any representations or other documents or assurances required pursuant to Section 8.1 of the Plan.
7.Effect of Termination of Employment or Services. Except as otherwise provided in the Grant Notice, the Grantee’s Stock Units shall terminate to the extent such units have not become vested upon the first date the Grantee is no longer employed by or providing services to the Corporation or one of its Subsidiaries, regardless of the reason for the termination of such employment or services, whether with or without cause, voluntarily or involuntarily. The Corporation shall have no obligation as to any Stock Units that are terminated pursuant to the Grant Notice or this Section 7.

8.Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 7.1 of the Plan, the Administrator will make adjustments if appropriate in the number of Stock Units contemplated hereby and the number and kind of securities that may be issued in respect of the Award.
9.    Tax Withholding. The Corporation may satisfy any tax withholding obligations in respect of the Stock Units in accordance with Section 8.5 of the Plan.

10.Notices. Any notice to be given under the terms of this Award Agreement shall be in writing or in an electronic notice approved by the Administrator.
11.Plan. The Award and all rights of the Grantee under this Award Agreement are subject to the terms and conditions of the provisions of the Plan, incorporated herein by this reference. The Grantee agrees to be bound by the terms of the Plan and this Award Agreement. The Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Award Agreement. Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.
12.    Entire Agreement. This Award Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Award Agreement may be amended pursuant to Section 8.6 of the Plan.
13.    Governing Law. This Award Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.
14.    Effect of this Agreement. Subject to the Corporation’s right to terminate the Award pursuant to Section 7.2 of the Plan, this Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.
15.    Counterparts. This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Photographic or other electronic copies of such signed counterparts may be used in lieu of the originals for any purpose.
16.Section Headings. The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.
17.Clawback Policy. The Stock Units are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Stock Units or any shares of Common Stock or other cash or property received with respect to the Stock Units (including any value received from a disposition of the shares acquired upon payment of the Stock Units).

18.No Advice Regarding Grant. The Grantee is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Grantee may determine is needed or appropriate with respect to the Award (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Award and any shares that may be acquired upon payment of the Award). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Award Agreement) or recommendation with respect to the Award. Except for the withholding rights contemplated by Section 9 above and Section 8.5 of the Plan, the Grantee is solely responsible for any and all tax liability that may arise with respect to the Award and any shares that may be acquired upon payment of the Award.
19.Six-Month Delay. Notwithstanding any provision of these Terms to the contrary, if the Grantee is a “specified employee” as defined in Section 409A of the Code, the Grantee shall not be entitled to any payment with respect to the Award in connection with the Grantee’s “separation from service” (as that term is used for purposes of Section 409A of the Code) until the earlier of (a) the date which is six (6) months after the Grantee’s separation from service for any reason other than the Grantee’s death, or (b) the date of the Grantee’s death. Any amounts otherwise payable to the Grantee following the Grantee’s separation from service that are not so paid by reason of this Section 19 shall be paid as soon as practicable for the Corporation (and in all events within thirty (30) days) after the date that is six (6) months after the Grantee’s separation from service (or, if earlier, the date of the Grantee’s death). The provisions of this Section 19 shall only apply if, and to the extent, required to comply with Section 409A of the Code.
20.Construction. It is intended that the terms of the Award will not result in the imposition of any tax liability pursuant to Section 409A of the Code. This Award Agreement shall be construed and interpreted consistent with that intent.

4